Exhibit 10.44

FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

FIFTH AMENDMENT (this “Fifth Amendment”), dated as of February 15, 2018 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to and in accordance with subsection 2.11 of the Credit Agreement, the Borrower has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to $848,882,259.75 be made available to the Borrower, and the Tranche C Term Lenders (as defined in Subsection 2(B) hereof) party hereto and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche C Term Lenders party hereto will make Specified Refinancing Term Loans in the form of Tranche C Term Loans (as defined in Subsection 2(B) hereof) and (b) that the proceeds of the Tranche C Term Loans provided by the New Tranche C Term Lenders (as defined in Subsection 2(B) hereof) will be used to repay the Tranche B Term Loans that are not exchanged for Tranche C Term Loans pursuant to this Fifth Amendment and/or to pay fees, costs and expenses incurred in connection with the foregoing and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the Incurrence of the Tranche C Term Loans;

WHEREAS, certain Lenders holding Tranche B Term Loans (each, an “Existing Tranche B Term Lender” and, collectively, the “Existing Tranche B Term Lenders”) have elected, and the Borrower has agreed, to either (i) exchange (by exercising a cashless rollover option pursuant to subsection 3.4(e) of the Credit Agreement) all of the outstanding principal amount (or such lesser amount allocated to such Existing Tranche B Term Lender by the Administrative Agent) of their Tranche B Term Loans for Tranche C Term Loans and/or (ii) have all or a portion of the outstanding principal amount of their Tranche B Term Loans repaid, in each case, on the Fifth Amendment Effective Date (as defined in Subsection 2(B) hereof) by executing and delivering a signature page to this Fifth Amendment in the form attached as Exhibit A hereto (an “Existing Tranche B Term Lender Signature Page”); and

WHEREAS, pursuant to subsection 10.1(d) of the Credit Agreement, the Credit Agreement may be amended in accordance with subsection 2.11 of the Credit Agreement to incorporate the terms of any Specified Refinancing Term Loan Facilities with the consent of the Borrower and the applicable Specified Refinancing Lenders and the Borrower and the Lenders party hereto agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                                          Amendment of the Credit Agreement.

(A)                               The Tranche C Term Loans extended by the New Tranche C Term Lenders shall be deemed to be “Specified Refinancing Term Loans” and “Tranche C Term Loans”, the New Tranche C Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche C Term Loans representing the Tranche B Term Loans exchanged by the Existing Tranche B Term Lenders by exercising a cashless rollover option pursuant to subsection 3.4(e) of the Credit Agreement shall be deemed to be “Rollover Indebtedness” and this Fifth Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Fifth Amendment and the other Loan Documents. The Borrower and the Administrative Agent hereby consent, pursuant to subsections 10.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each New Tranche C Term Lender that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund. The proceeds of the Tranche C Term Loans shall be used by the Borrower solely to repay the Tranche B Term Loans that are not exchanged for Tranche C Term Loans pursuant to this Fifth Amendment and/or to pay fees, costs and expenses incurred in connection with the foregoing.

(B)                               The Credit Agreement is hereby amended as follows:

(a)                                 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“Exchanging Tranche B Lender”:  as defined in subsection 2.1(c)(ii).

“Existing Tranche B Term Lenders”:  those Lenders holding a Tranche B Term Loan immediately prior to the Fifth Amendment Effective Date.

“Fifth Amendment”:  the Fifth Amendment with respect to this Agreement, dated as of February 15, 2018, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Fifth Amendment Effective Date”:  the date on which each of the conditions set forth or referred to in Section 4 of the Fifth Amendment is satisfied or waived.

“New Tranche C Term Lenders”:  as defined in subsection 2.1(c)(i).

“Tranche C Term Lender”:  any Lender having a Tranche C Term Loan Commitment and/or a Tranche C Term Loan outstanding hereunder.

“Tranche C Term Loans”:  as defined in subsection 2.1(c)(i).

“Tranche C Term Loan Commitment”:  the commitment of a Lender to make or otherwise fund a Tranche C Term Loan pursuant to subsection 2.1(c) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule A-2 under the heading “Tranche C Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche C Term Loan Commitments.”  The aggregate amount of the Tranche C Term Loan Commitments as of the Fifth Amendment Effective Date is $848,882,259.75.

(b)                                 The definition of “Applicable Margin” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Applicable Margin”:  (A) prior to the Fourth Amendment Effective Date, (a) with respect to ABR Loans, 4.25% per annum, and (b) with respect to Eurocurrency Loans, 5.25% per annum, (B) from the Fourth Amendment Effective Date to, but not including, the Fifth Amendment Effective Date, (a) with respect to ABR Loans, 3.50% per annum, and (b) with respect to Eurocurrency Loans, 4.50% per annum and (C) from and after the Fifth Amendment Effective Date, (a) with respect to ABR Loans, 2.75% per annum (or following a Qualifying IPO if the public corporate rating of the Borrower then in effect from S&P is B (with stable outlook or better) or higher and the public corporate family rating of the Borrower then in effect from Moody’s is B2 (with stable outlook or better) or higher, 2.25% per annum), and (b) with respect to Eurocurrency Loans, 3.75% per annum (or following a Qualifying IPO if the public corporate rating of the Borrower then in effect from S&P is B (with stable outlook or better) or higher and the public corporate family rating of the Borrower then in effect from Moody’s is B2 (with stable outlook or better) or higher, 3.25% per annum).”

(c)                                  The definition of “Facility” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Facility”:  each of (a) the Original Initial Term Loan Commitments and Extensions of Credit thereunder, (b) the Tranche B Term Loan Commitments and Extensions of Credit thereunder, (c) the Tranche C Term Loan Commitments and Extensions of Credit thereunder, (d) Incremental Term Loans of the same Tranche, (e) any Extended Term Loans of the same Extension Series and (f) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans and Tranche C Term Loans), and collectively, the “Facilities”.”

(d)                                 The definition of “Initial Term Loan” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Initial Term Loan”:  shall mean, collectively, the Original Initial Term Loans, the Tranche B Term Loans and the Tranche C Term Loans.”

(e)                                  The definition of “Initial Term Loan Commitment” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Initial Term Loan Commitment”:  as to any Lender, its Original Initial Term Loan Commitment (if any), its Tranche B Term Loan Commitment (if any) and its Tranche C Term Loan Commitment (if any).”

(f)                                   The definition of “Tranche” in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Tranche”:  with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Tranche C Term Loans or Tranche C Term Loan Commitments, (4) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9, (5) Extended Term Loans (of the same Extension Series) or (6) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9 (excluding Tranche B Term Loans, Tranche B Term Loan Commitments, Tranche C Term Loans and Tranche C Term Loan Commitments).”

(g)                                  Subsection 2.1 of the Credit Agreement is hereby amended by inserting the following as new clause (c) at the end thereof:

“(c)

(i)                                     Subject to the terms and conditions hereof, each Lender holding a Tranche C Term Loan Commitment (the “New Tranche C Term Lenders”) severally agrees to make, in Dollars, in a single draw on the Fifth Amendment Effective Date, one or more term loans (each, a “Tranche C Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche C Term Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, provided that Exchanging Tranche B Lenders shall make their respective Tranche C Term Loans by exchanging their Tranche B Term Loans for Rollover Indebtedness in lieu of their pro rata portion of the prepayment of Tranche B Term Loans pursuant to subsection 3.4(e).

(ii)                                  Subject to the terms and conditions hereof, on the Fifth Amendment Effective Date, upon execution of the Fifth Amendment by an Existing Tranche B Term Lender and the indication on such Existing Tranche B Term Lender’s signature page that such Existing Tranche B Term Lender elects to exchange, through a cashless rollover pursuant to subsection 3.4(e), all of such Lender’s Tranche B Term Loans for Tranche C Term Loans (each such Existing Tranche B Term Lender, an “Exchanging Tranche B Lender”), the amount of Tranche B Term Loans held by such Exchanging Tranche B Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche C Term Loans. For the avoidance of doubt, such Tranche C Term Loans held by an Exchanging Tranche B Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii)                               The Tranche C Term Loans, except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans.

Once repaid, the Tranche C Term Loans incurred hereunder may not be reborrowed.  On the Fifth Amendment Effective Date (after giving effect to the incurrence of Tranche C Term Loans on such date), the Tranche C Term Loan Commitment of each Lender shall terminate.”

(h)                                 Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)                                     in clause (a) thereof by adding the words “or, in the case of a Note evidencing the Tranche C Term Loans, the Fifth Amendment Effective Date” immediately after the words “the Fourth Amendment Effective Date” and before the closing parenthesis in the ninth line of such subsection; and

(ii)                                   by inserting the following as new clause (d) at the end thereof:

“(d)                           The aggregate Tranche C Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on March 31, 2018 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in subsection 3.4), on the dates (or if such date is not a Business Day, on the immediately preceding Business Day) and in the principal amounts, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche C Term Loans then outstanding):

Date	Amount
March 31, 2018	$2,171,054.38
June 30, 2018	$2,171,054.38
September 30, 2018	$2,171,054.38
December 31, 2018	$2,171,054.38
March 31, 2019	$2,171,054.38
June 30, 2019	$2,171,054.38

September 30, 2019	$2,171,054.38
December 31, 2019	$2,171,054.38
March 31, 2020	$2,171,054.38
June 30, 2020	$2,171,054.38
September 30, 2020	$2,171,054.38
December 31, 2020	$2,171,054.38
March 31, 2021	$2,171,054.38
June 30, 2021	$2,171,054.38
September 30, 2021	$2,171,054.38
December 31, 2021	$2,171,054.38
March 31, 2022	$2,171,054.38
June 30, 2022	$2,171,054.38
August 20, 2022	All unpaid aggregate principal amounts of any outstanding Tranche C Term Loans

(i)                                     Subsection 2.3 of the Credit Agreement is hereby amended by removing the words “or the Fourth Amendment Effective Date” and replacing them with “, the Fourth Amendment Effective Date or the Fifth Amendment Effective Date”, in the nineteenth line of such subsection.

(j)                                    Subsection 2.9(d) of the Credit Agreement is hereby amended by amending and restating subclause (iv)(C) in the second sentence thereof as follows:

“(C) any amendments to the Applicable Margin on the Initial Term Loans that became effective subsequent to the Closing Date (with respect to Original Initial Term Loans), the Fourth Amendment Effective Date (with respect to Tranche B Term Loans) or the Fifth Amendment Effective Date (with respect to Tranche C Term Loans) but prior to the time of such Incremental Term Loans or term loans under such Credit Facility shall also be included in such calculations and”;

(k)                                 Subsection 3.4 of the Credit Agreement is hereby amended by adding the following as the last sentence of clause (a) thereof:

“Each prepayment of Tranche C Term Loans pursuant to this subsection 3.4(a) made on or prior to the six month anniversary of the Fifth Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).”

(l)                                     Subsection 3.4 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof as follows:

“(i)                               Notwithstanding the foregoing, if on or prior to (i) the date that is six months after the Third Amendment Effective Date (in the case of Original Initial Term Loans), (ii) the date that is six months after the Fourth Amendment Effective Date (in the case of Tranche B Term Loans) or (iii) the date that is six months after the Fifth Amendment Effective Date (in the case of Tranche C Term Loans), the Borrower makes a voluntary prepayment (or mandatory prepayment with the proceeds of Specified Refinancing Term Loans) of all or any portion of the outstanding Initial Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid.  If, on or prior to (i) the date that is six months after the Third Amendment Effective Date (in the case of Original Initial Term Loans), (ii) the date that is six month after the Fourth Amendment Effective Date (in the case of Tranche B Term Loans) or (iii) the date that is six months after the Fifth Amendment Effective Date (in the case of Tranche C Term Loans), any Initial Term Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).”

(m)                             Subsection 4.17 of the Credit Agreement is hereby amended by deleting “and (iii)” in the sixth line of such subsection and replacing it with:

“, (iii) in the case of the Tranche C Term Loans, to repay the Tranche B Term Loans that are not exchanged for Tranche C Term Loans pursuant to the Fifth Amendment and to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause and (iv).”

(n)                                 Subsection 10.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedules A and A-1” in clause (a) thereof and replacing it with “Schedules A, A-1 and A-2”.

(o)                                 The Schedules to the Credit Agreement are hereby amended by adding Annex I hereto as new Schedule A-2.

(C)                               Each Exchanging Tranche B Lender hereby waives any right to receive any payments under subsection 3.12 of the Credit Agreement as a result of the Fifth Amendment Effective Date Transactions. It is understood and agreed that the Borrower, with the consent of the Administrative Agent, may elect on or prior to the Fifth Amendment Effective Date that the Tranche C Term Loans for which the Tranche B Term Loans are exchanged be Eurocurrency Loans having an Interest Period designated by the Borrower, regardless of whether the Fifth Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Tranche B Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).  For the purpose of this Subsection 2(C) the “Fifth Amendment Effective Date Transactions” shall mean the following:  (i) the entry into the Fifth Amendment, (ii) the Incurrence of the Tranche C Term Loans (including via an exchange of the Tranche B Term Loans for Tranche C Term Loans), (iii) the repayment of the Tranche B Term Loans or exchange by the Exchanging Tranche B Lenders of their Tranche B Term Loans for Tranche C Term Loans through a cashless rollover pursuant to subsection 3.4(e) of the Credit Agreement and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

(D)                               The Borrower hereby agrees that it shall, together with any prepayment of the Tranche B Term Loans pursuant to this Fifth Amendment, pay to the Existing Tranche B Term Lenders, on the Fifth Amendment Effective Date, accrued and unpaid interest to the Fifth Amendment Effective Date on the amount of Tranche B Term Loans prepaid or exchanged pursuant to this Fifth Amendment.

SECTION 3.                                          Representations and Warranties. To induce the Administrative Agent and each Tranche C Term Lender to enter into this Fifth Amendment, Holding (with respect to itself) and the Borrower (with respect to itself and its Restricted Subsidiaries) hereby represent and warrant to the Administrative Agent and each Tranche C Term Lender that, as of the Fifth Amendment Effective Date:

(a)                                 each of Holding and the Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Fifth Amendment;

(b)                                 each of Holding and the Borrower has taken all necessary organizational action to authorize the execution, delivery and performance of this Fifth Amendment;

(c)                                  this Fifth Amendment has been duly executed and delivered by Holding and the Borrower and constitutes a legal, valid and binding obligation of each of Holding and the Borrower, enforceable against each of Holding and the Borrower in accordance with its terms, except as enforceability may be limited by any applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)                                 as of the Fifth Amendment Effective Date, after giving effect to the consummation of the Fifth Amendment Effective Date Transactions (as defined in Subsection 2(C) hereof, including the Incurrence of the Tranche C Term Loans and the use of proceeds thereof), the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent; and

(e)                                  each of the representations and warranties made by each of Holding, the Borrower and each Subsidiary Guarantor pursuant to the Credit Agreement and any other Loan Document to which it is a party are true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representation or warranties are true and correct in all material respects on and as of such earlier date (provided that for the purpose of such representations and warranties, references to any financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, shall be deemed to refer to such financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, as restated, revised or adjusted prior to the date hereof).

SECTION 4.                                          Conditions to Effectiveness of Fifth Amendment.  The effectiveness of this Fifth Amendment, including the obligation of each Tranche C Term Lender to make, or exchange its Tranche B Term Loan for, a Tranche C Term Loan, is subject to the satisfaction or waiver of the following conditions:

(a)                                 Fifth Amendment.  The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Fifth Amendment Effective Date:

(i)                                     this Fifth Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and the Tranche C Term Lenders;

(ii)                                  counterparts of the acknowledgment and consent attached to this Fifth Amendment (the “Acknowledgment”) executed and delivered by each Guarantor;

(iii)                               a certificate from the Borrower, dated the Fifth Amendment Effective Date, substantially in the form of Exhibit I to the Credit Agreement, with the appropriate modifications, insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents (or if applicable, certifying that there have been no changes to the Organizational Documents provided to the Administrative Agent in connection with the effectiveness of the Credit Agreement), executed by a Responsible Officer or other authorized representative and the Secretary, any Assistant Secretary or another authorized representative of the Borrower; and

(iv)                              customary legal opinions with respect to the enforceability of the Fifth Amendment.

(b)                                 (x) Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date (provided that for the purpose of such representations and warranties, references to any financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, shall be deemed to refer to such financial statements of the Borrower and its consolidated Subsidiaries or, as the case may be the Target and its consolidated Subsidiaries, as restated, revised or adjusted prior to the date hereof) and (y) no Event of Default has occurred and is continuing, or would result from the borrowing of the Tranche C Term Loans or from the use of proceeds thereof.

(c)                                  All costs, fees, expenses (including legal fees and expenses) and other compensation contemplated under the Credit Agreement or as separately agreed to by the Borrower, Barclays Bank PLC and Credit Suisse Securities (USA) LLC prior to the date hereof, shall have been paid to the extent due.

(d)                                 The Administrative Agent shall have received, at least three Business Days prior to the Fifth Amendment Effective Date, all documentation and other information about the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested in writing by the Administrative Agent at least ten days prior to the Fifth Amendment Effective Date.

(e)                                  With respect to the Tranche C Term Loans, the Administrative Agent shall have received a notice of such Borrowing as required by subsection 2.11 of the Credit Agreement (or such notice shall have been deemed given in accordance with subsection 2.11 of the Credit Agreement).

(f)                                   The Borrower shall have made the Accelerated Interest Payment (as defined in subsection 5(d) below).

SECTION 5.                                          Effects on Loan Documents; Acknowledgement.

(a)                                 Except as expressly set forth herein, (i) this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  On and as of the Fifth Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents.  This Fifth Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the Fifth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Fifth Amendment.  Each of the Loan Parties hereby consents to this Fifth Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this Fifth Amendment) to which such Loan Party is a party.

(b)                                 Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche C Term Loans incurred pursuant to the Fifth Amendment are Initial Term Loans, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Fifth Amendment and the incurrence of the Tranche C Term Loans under the Fifth Amendment, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche C Term Loans incurred pursuant to the Fifth Amendment.

(c)                                  The Administrative Agent hereby approves the principal amount of the Tranche C Term Loans in accordance with subsection 2.11(d) of the Credit Agreement and shall promptly notify the Borrower of the occurrence of the Fifth Amendment Effective Date and such notice shall be conclusive and binding.

(d)                                 On the Fifth Amendment Effective Date and prior to the incurrence of the Tranche C Term Loans, and notwithstanding anything in the Credit Agreement to the contrary, including but not limited to subsection 3.1(d) or 3.8(a) of the Credit Agreement, the Borrower shall pay all accrued and unpaid interest up to but excluding the Fifth Amendment Effective Date, in respect of all of the then outstanding Tranche B Term Loans (such interest payment, the “Accelerated Interest Payment”).

SECTION 6.                                          Counterparts.  This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                                          Governing Law.  THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.                                          Headings.  The headings of this Fifth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC,
as Borrower

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President

[Signature Page to Fifth Amendment to Hammer First Lien Credit Agreement]

LBM MIDCO, LLC,

as Holding

By:	/s/ Matthew Edgerton
Name:	Matthew Edgerton
Title:	Vice President and Treasurer

[Signature Page to Fifth Amendment to Hammer First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Brady Bingham
Name:	Brady Bingham
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Hammer First Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Fifth Amendment and the incurrence of Tranche C Term Loans pursuant to this Fifth Amendment.  Each Guarantor further acknowledges and agrees that all Obligations with respect to this Fifth Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:

LBM Midco, LLC	Rosen Brick America, LLC
US LBM Holdings, LLC	Rosen Materials, LLC
BEP/Lyman, LLC	Feldman Lumber - US LBM, LLC
Musselman Lumber - US LBM, LLC	Gold & Reiss — US LBM, LLC
Direct Cabinet Sales - US LBM, LLC	LouMac Distributors — US LBM, LLC
Shelly Enterprises - US LBM, LLC	GBS Building Supply — US LBM, LLC
Standard Supply & Lumber - US LBM, LLC	GBS Property, LLC
Coastal Roofing Supply - US LBM, LLC	Building Supply Association — US LBM, LLC
Lumber Specialties - US LBM, LLC	Poulin Lumber — US LBM, LLC
Fond du Lac Property - US LBM, LLC	Gypsum Acquisition, LLC
East Haven Builders Supply - US LBM, LLC	NexGen — US LBM, LLC
Bellevue Builders Supply - US LBM, LLC	NexGen Property, LLC
Kentucky Indiana Lumber - US LBM, LLC	Parker’s Building Supply — US LBM, LLC
Desert Lumber - US LBM, LLC	Darby Doors, LLC
Jones Lumber - US LBM, LLC	Total Trim, LLC
Bear Truss - US LBM, LLC	B&C Fasteners, Inc.
Bear Truss Property, LLC	Alco Doors, LLC
H & H Lumber - US LBM, LLC	Raymond Building Supply, LLC
American Masons & Building Supply — US LBM, LLC	US LBM Ridout Holdings, LLC
LS Property, LLC	US LBM Corporate Holdings, Inc.
Richardson Gypsum - US LBM, LLC	US LBM Ridout Asset Holdings, LLC
Universal Supply Company, LLC	Arkansas Wholesale Lumber, LLC
Wisconsin Building Supply - US LBM, LLC	Ridout Contractor Outlet of Fayetteville, LLC
Wallboard Supply Company - US LBM, LLC	Ridout Door Manufacturing, LLC
Lampert Yards - US LBM, LLC	Ridout Lumber Company of Batesville, LLC
Hines Buildings Supply - US LBM, LLC	Ridout Lumber Company of Benton, LLC
Kirkland Property - US LBM, LLC	Ridout Lumber Company of Cabot, LLC
Hampshire Property - US LBM, LLC	Ridout Lumber Company of Jonesboro, LLC
EHBS Manchester Properties, LLC	Ridout Lumber Company of Joplin, LLC
John H. Myers & Son - US LBM, LLC	Ridout Lumber Company of Rogers, LLC
Rosen Materials of Nevada LLC	Ridout Holdings Russellville, Inc.
Ridout Holdings Conway, Inc.
Ridout Holdings Searcy, Inc.

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President and
Authorized Signer

[Signature Page to Fifth Amendment to Hammer First Lien Credit Agreement]

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ACIS CLO 2014-3, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ACIS CLO 2014-4, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ACIS CLO 2014-5, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AIMCO CLO, Series 2014-A

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

Name of Fund Manager (if any):

By: Allstate Investment Management Company as Collateral Manager

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AIMCO CLO, Series 2015-A

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

Name of Fund Manager (if any):

By: Allstate Investment Management Company as Collateral Manager

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AIMCO CLO, Series 2017-A

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

Name of Fund Manager (if any):

By: Allstate Investment Management Company as Collateral Manager

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ALLSTATE INSURANCE COMPANY

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Authorized Signatory

Name of Fund Manager (if any): N/A

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 15, LIMITED
BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 16, LIMITED
BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 17, LIMITED
BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 18, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 19, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO 20, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO XI, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO XII, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO XIII, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
American Money Management Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 2012-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 2013-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 3, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 4, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 5, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 6, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 7, Ltd.
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 8, Ltd.
BY: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Capital CLO 9, Ltd.
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Credit Funding 1, Ltd.
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Bank Debt Settlements Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Credit Funding 2, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Credit Funding 3, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Anchorage Credit Funding 4, Ltd
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Anchorage Capital Group, L.L.C.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ANFIELD FUNDING ULC

By:	/s/ Irfan Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Arch Investment Holdings IV Ltd
By: Highbridge Principal Strategies LLC, Its
Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares Institutional Credit Fund, LP
By: Ares Institutional Credit GP LLC,
its general partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares Institutional Loan Fund, L.P.
By: Ares Institutional Loan Fund GP, LLC,
its general partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares Senior Loan Trust
BY: Ares Senior Loan Trust Management, L.P., Its
Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its
General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XL CLO Ltd.
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLI CLO Ltd.
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLII CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLIII CLO Ltd. By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLIV CLO Ltd. By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLV CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XLVI CLO Ltd.
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXVII CLO, Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ARES XXVIII CLO LTD.
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXII CLO Ltd.
By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXIII CLO Ltd.
By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXIX CLO Ltd.
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXV CLO Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXVII CLO Ltd.
By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ares XXXVIII CLO Ltd.
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio
manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ATRIUM VIII
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

BY:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Atrium X
BY: By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ATRIUM XI
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Atrium XII
By: Credit Suisse Asset Management, LLC, as portfolio
manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Atrium XIII
By: Credit Suisse Asset Management, LLC, as portfolio
manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bandera Strategic Credit Partners I, LP
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name: Charter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Barclays Capital

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bentham Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC., as Agent
(Sub Advisor) for Challenger Investment Services
Limited, the Responsible Entity for Bentham
Syndicated Loan Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Birchwood Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blackstone / GSO Long-Short Credit Income Fund
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blackstone / GSO Senior Floating Rate Term Fund
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

BLACKSTONE/GSO STRATEGIC CREDIT FUND
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bowman Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bristol Park CLO, Ltd

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Burnham Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Canoe Floating Rate Income Fund

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cardinal Fund, L.P.
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Serge Adam
Name: Adam, Serge
Title: md

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catskill Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CBAM 2017-1, LTD.

By:	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
CBAM

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CBAM 2017-2, LTD.

By:	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
CBAM

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CBAM 2017-3, LTD.

By:	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
CBAM

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CCP Loan Funding LLC
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding II CLO Ltd

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding IV CLO, Ltd

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding V CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding VI CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding VII CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cedar Funding VIII CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Citi Loan Funding Chelt LLC
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cole Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

COPPERHILL LOAN FUND I, LLC
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Covenant Credit Partners CLO II, Ltd.

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Covenant Credit Partners, LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Credit Suisse Loan Funding LLC

By:	/s/ Leigh Dworkin
Name: Leigh Dworkin
Title: Authorized Signatory

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021
By: Credit Suisse Asset Management, LLC acting in its capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co- Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cumberland Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CUTWATER 2014-I, Ltd.,

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Cutwater Investor Services Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CUTWATER 2014-II, Ltd.,

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Cutwater Investor Services Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CUTWATER 2015-I, Ltd.,

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Cutwater Investor Services Corp.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CVP Cascade CLO-1 Ltd.
By: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CVP Cascade CLO-2 Ltd.
By: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CVP CLO 2017-1 Ltd
By: CVP CLO Advisors, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CVP CLO 2017-2 Ltd
By: CVP CLO Advisors, LLC,
as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Value Partners LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dewolf Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC,
as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dorchester Park CLO Designated Activity Company
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 30 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 31 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 38 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 40 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 41 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 42 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 43 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 45 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 47 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 49 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 50 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 53 CLO, Ltd.
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden 54 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Elevation CLO 2017-6, Ltd.
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ArrowMark Colorado Holdings LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Elevation CLO 2017-7, Ltd.
By: 325 Fillmore LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ArrowMark Colorado Holdings LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Emerson Park CLO Ltd.
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ERIE INDEMNITY COMPANY
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ERIE INSURANCE EXCHANGE
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

GILBERT PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ABS Loans 2007 Limited, a subsidiary of Goldman
Sachs Institutional Funds II PLC

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Gracechurch Opportunities Fund Limited

By:	/s/ Sarah Higgins
Name: Sarah Higgins
Title: Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc

By:	/s/ Sarah Higgins
Name: Sarah Higgins
Title: Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Mercer QIF Fund plc (in respect of Mercer Multi-
Asset Credit Fund)

By:	/s/ Sarah Higgins
Name: Sarah Higgins
Title: Authorised Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Greenwood Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Grippen Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highbridge Loan Management 4-2014, Ltd.
By: HPS Investment Partners , LLC As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highbridge Loan Management 5-2015, Ltd.
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highbridge Loan Management 6-2015, Ltd.
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highbridge Loan Management 7-2015, Ltd.
By: HPS Investment Partners, LLC, its Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highbridge Loan Management 8-2016, Ltd.
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highland Floating Rate Opportunities Fund

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

HPS Loan Management 3-2014, Ltd.
By: HPS Investment Partners CLO (US), LLC, as investment manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

HPS Loan Management 9-2016, Ltd.
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

HPS WAREHOUSE SARATOGA 2016 LTD.
By: HPS Investment Partners CLO (US), LLC,
its Asset Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Institutional Credit Fund Subsidiary, L.P.
By: Highbridge Capital Management, LLC as Trading
Manager and not in its individual capacity

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Internationale Kapitalanlagegesellschaft mbH for
account of GOTH LOANS
By: PGIM, Inc., as Fund Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Internationale Kapitalanlagegesellschaft mbH for
account of INKA GOPK, Segment GOPK HY
By: PGIM, Inc., as Fund Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Jay Park CLO Ltd.
By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2013 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2014 LTD
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2014-II LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Apex Credit CLO 2015-II Ltd.
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Apex Credit CLO 2016 Ltd.
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Apex Credit CLO 2017 Ltd.
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN MM CLO 2014 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Apex Credit Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KAISER FOUNDATION HOSPITALS
BY: Ares Management LLC, as portfolio manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KAISER PERMANENTE GROUP TRUST
BY: Kaiser Foundation Health Plan, Inc., as named fiduciary
By: Ares Management LLC, as portfolio manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2016-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Kramer Van Kirk Credit Strategies LP

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Leveraged Loan (JPY hedged) fund a Series Trust of
Cayman World Invest Trust
By: PGIM, Inc., as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Lloyds Banking Group Pensions Trustees Limited as
trustee of Lloyds Bank Pension Scheme No. 1
BY: Ares Management Limited, its Investment
Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Lloyds Banking Group Pensions Trustees Limited as
trustee of Lloyds Bank Pension Scheme No. 2
BY: Ares Management Limited, its Investment
Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
As Collateral Manager

By:	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
As Collateral Manager

By:	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
As Collateral Manager

By:	/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Long Point Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Loomis Sayles Senior Floating Rate & Fixed Income
Fund
By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its
General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Lord Abbett Bank Loan Trust
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Lord Abbett Investment Trust - Lord Abbett Floating
Rate Fund
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Mackenzie Core Plus Canadian Fixed Income ETF
Great-West Life Growth and Income Fund 6.05M
Mackenzie Unconstrained Bond ETF
Mackenzie Global Sustainability and Impact Balanced Fund
London Life Growth and Income Fund 2.27MF
Great-West Life Income Fund 6.06M
Mackenzie Floating Rate Income ETF
Mackenzie Canadian Balanced Fund
London Life Income Fund 2.26MF
Mackenzie Strategic Bond Fund
Mackenzie Canadian Growth Balanced Fund
Mackenzie Ivy Canadian Balanced Fund
Mackenzie Canadian All Cap Balanced Fund
Manulife Sentinel Income (33) Fund UT
Mackenzie Ivy Global Balanced Fund
Mackenzie Canadian Short Term Income Fund
Mackenzie Unconstrained Fixed Income Fund
IG Mackenzie Strategic Income Fund
Mackenzie Global Strategic Income Fund
Mackenzie Cundill Canadian Balanced Fund
Mackenzie Global Tactical Bond Fund
Mackenzie Income Fund
IG Mackenzie Floating Rate Income Fund
Mackenzie Strategic Income Fund
Mackenzie Floating Rate Income Fund

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP, Investments

If a second signature is necessary:

By:	/s/ Daniel Cooper
Name: Daniel Cooper
Title: VP, Investments

Name of Fund Manager (if any):

Mackenzie Financial Corporation

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

MADISON PARK FUNDING X, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XI, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XII, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XIII, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

MADISON PARK FUNDING XIV, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XIX, Ltd.
BY: Credit Suisse Asset Management, LLC, as
collateral manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XV, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XVI, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

MADISON PARK FUNDING XVII, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XVIII, Ltd.
By: Credit Suisse Asset Management, LLC, as
Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XX, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXI, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXII, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXIII, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXIV, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXV, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
Name: Farano, Louis
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

MARINA FUNDING ULC

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Metropolitan Life Insurance Company

By:	/s/ Shane O’Driscoll
Name: Shane O’Driscoll
Title: Director

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Nassau 2017-I Ltd.

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

National Electrical Benefit Fund
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Lord Abbett

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

NHIT: Senior Floating Rate and Fixed Income Trust
By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

NHIT: U.S. High Yield Bond Trust
By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ocean Trails CLO IV
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ocean Trails CLO V
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ocean Trails CLO VI
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Five Arrows Managers North America LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

OFSI BSL VIII, Ltd.
By: OFS CLO Management, LLC
Its: Management and Originator Series, as Collateral Manager

By:	/s/ Sean C. Kelley
Name: Sean C. Kelley
Title: Director

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ONE ELEVEN FUNDING I, LTD.
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
Name: Farano, Louis
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VICTORY FLOATING RATE FUND

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2017-1

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Peaks CLO I, Ltd.
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ArrowMark Colorado Holdings LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Peaks CLO 2, Ltd.
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ArrowMark Colorado Holdings LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB
By: Highland Capital Management, L.P., As Investment
Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Highland Capital Management, L.P. (Institutional)

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pinnacle Park CLO, Ltd
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pramerica Global Loan Opportunities Limited
By: PGIM, Inc., as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pramerica Loan Opportunities Limited
By: PGIM, Inc., as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Prudential Bank Loan Fund of the Prudential Trust
Company Collective Trust
By: PGIM, Inc., as investment advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Prudential Investment Portfolios, Inc. 14 - Prudential
Floating Rate Income Fund
By: PGIM, Inc., as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
PGIM, Inc.

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Renaissance Floating Rate Income Fund
BY: Ares Capital Management II LLC, as Portfolio
Sub-Advisor

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Rockwell Collins Master Trust

By:	/s/ Clark Orsky
Name: Clark Orsky
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Alcentra NY, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Saranac CLO III Limited
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SARANAC CLO V LIMITED
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Saranac CLO VII Limited By: Canaras Capital Management LLC As Service Provider

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canaras Capital Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND BY: ARES MANAGEMENT LLC, AS SUB- ADVISOR

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SEI INSTITUTIONAL MANAGED TRUST - ENHANCED INCOME FUND BY: ARES MANAGEMENT LLC, AS SUB- ADVISER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Seneca Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SENIOR LOANS MATURITY 2020, LTD. BY: Loomis, Sayles & Company, L.P., Its Investment Manager Loomis, Sayles & Company , L.P., Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst
If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SENIOR SECURED FLOATING RATE LOAN FUND By: By: Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO II, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO III, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO IV, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO IX, Ltd.

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO V, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO VI, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO VIII, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO X, Ltd. By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO XIV, Ltd. By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO XV, Ltd. By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

State of Wisconsin Investment Board BY: Loomis, Sayles & Company, L.P., Its Investment Manager Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance
Analyst
If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Stewart Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Stichting Pensioenfonds Hoogovens By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

SWRBS CREDIT TRADING SUBSIDIARY, LTD. By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Taconic Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Thacher Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Thayer Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Transamerica Floating Rate

By:	/s/ Ruth Dominguez
Name: Ruth Dominguez
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Virtus Partners LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Treman Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Tryon Park CLO Ltd.
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Tucker’s Point Funding ULC

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Scotiabank

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XII CLO, Limited
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIII CLO, Limited
By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIV CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XVI CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XVII CLO Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XX CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXII CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXIII CLO, Limited
By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXV CLO Limited
By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXVI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto,  which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXVII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Venture XXX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
MJX Asset Management

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Watford Asset Trust I
by Highbridge Principal Strategies, LLC as its Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Webster Park CLO, Ltd
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Wellfleet CLO 2017-1, Ltd.
By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Wellfleet Credit Partners, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

WESPATH FUNDS TRUST
By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Credit Suisse Asset Management, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Westcott Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
GSO Capital

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐                                    CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☒                                  CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

WM Pool - High Yield Fixed Interest Trust
By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
Loomis Sayles

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ZAIS CLO 1, Limited
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ZAIS CLO 2, Limited
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ZAIS CLO 3, Limited
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

ZAIS CLO 6, Limited
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
ZAIS Group, LLC

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Fifth Amendment to that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015, by the First Amendment to First Lien Credit Agreement dated as of November 30, 2015, by an Increase Supplement dated as of October 5, 2016, by the Second Amendment to First Lien Credit Agreement dated as of October 5, 2016, by an Increase Supplement dated as of January 31, 2017, by the Third Amendment to First Lien Credit Agreement dated as of January 31, 2017 and by the Fourth Amendment to the First Lien Credit Agreement dated as of August 14, 2017, the “Existing First Lien Credit Agreement”), among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and the Lenders party thereto, which is proposed to be dated on or around February 15, 2018 and to be entered into among the Borrower, Holding, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment.  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Existing Tranche B Term Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Existing Tranche B Term Lender Signature Page to the Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒                                  CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender for a Tranche C Term Loan in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Fifth Amendment Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each Existing Tranche B Term Lender and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

☐                                    CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Tranche B Term Lender repaid on the Fifth Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount.  By choosing this option, each undersigned Existing Tranche B Term Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Tranche C Term Loans to such Existing Tranche B Term Lender or to allocate less than 100% of the principal amount of such Existing Tranche B Term Lender’s Tranche B Term Loans in Tranche C Term Loans.

Zalico VL Series Account - 2
BY: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
HPS Investment Partners, LLC

Annex I

SCHEDULE A-2

Tranche C Term Loan Commitments

Lender	Tranche C Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$848,882,259.75
Total:	$848,882,259.75